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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 22, 1998
                                                          --------------

                                CSX CORPORATION
                                ---------------
            (Exact name of registrant as specified in its charter)

                                   Virginia
                                   --------
                        (State or other jurisdiction of
                        incorporation or organization)

               2-63273                         62-1051971
               -------                         ----------
             (Commission                   (I.R.S. Employer
               File No.)                    Identification No.)

          One James Center, 901 East Cary Street, Richmond, VA  23219
          -----------------------------------------------------------
         (Address of principal executive offices)           (Zip Code)

              Registrant's telephone number, including area code:
                                (804) 782-1400
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ITEM 5.   OTHER EVENTS

          On April 22, 1998, CSX Corporation (the "Company") entered into a Distribution Agreement (the "Distribution Agreement") with Chase Securities Inc., BancAmerica Robertson Stephens, Credit Suisse First Boston Corporation, Goldman, Sachs & Co., Lehman Brothers Inc., Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, NationsBanc Montgomery Securities LLC and Salomon Brothers Inc. (collectively, the "Agents") with respect to the issue and sale by the Company of its Medium-Term Notes, Series B, due nine months or longer from date of issue (the "Notes"). The Company has authorized the issuance and sale of up to U.S. $248,000,000 aggregate initial offering price (or its equivalent, based upon the applicable exchange rate at the time of issuance, in such foreign currencies or units of two or more currencies as the Company shall designate at the time of issuance) of Notes through the Agents pursuant to the terms of the Distribution Agreement. The Notes will be issued pursuant to an indenture dated as of August 1, 1990 between the Company and The Chase Manhattan Bank, as trustee (the "Trustee"), as supplemented by a First Supplemental Indenture dated as of June 15, 1991, a Second Supplemental Indenture dated as of May 6, 1997 and a Third Supplemental Indenture dated as of April 22, 1998 and an Action of Authorized Pricing Officers dated April 22, 1998. The Notes may be Fixed Rate Notes or Floating Rate Notes and may be offered at a discount from the principal amount thereof due at maturity. The Notes have been registered under the Securities Act of 1933, as amended (the "Act") by Registration Statements on Form S-3 (Registration Nos. 33-48841 and 33-41236). On April 23, 1998, the Company filed with the Securities and Exchange Commission (the "Commission") pursuant to Rule 424(b)(2) under the Act its Prospectus, dated April 22, 1998, and Prospectus Supplement, dated April 22, 1998, pertaining to the offering and sale of the Notes.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits required to be filed by Item 601 of Regulation S-K.

          The following exhibits are filed as a part of this report.

          1.1 Distribution Agreement, dated April 22, 1998, among the Company and the Agents.

          4.1 Second Supplemental Indenture, dated as of May 6, 1997, between the Company and the Trustee (incorporated by reference to Exhibit 4.3 to the Company's Registration Statement on Form S-4 (Registration No. 333-28523) filed with the Commission on June 5, 1997).

          4.2 Third Supplemental Indenture, dated as of April 22, 1998, between the Company and the Trustee.

          4.3    Action of Authorized Pricing Officers dated April 22, 1998.

          4.4    Form of Fixed Rate Note.

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          4.5    Form of Floating Rate Note.

          12.1   Computation of ratio of earnings to fixed charges.

                                       3
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Signature
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       Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             CSX CORPORATION

                                             By:  /s/ GREGORY R. WEBER
                                                  --------------------
                                                  Gregory R. Weber
                                                  Vice President and Treasurer

Date:  May 12, 1998

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EXHIBIT LIST
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Exhibit                                Description
-------                                -----------

1.1 Distribution Agreement, dated April 22, 1998, among the Company and the Agents.

4.1 Second Supplemental Indenture, dated as of May 6, 1997, between the Company and the Trustee (incorporated by reference to Exhibit 4.3 to the Company's Registration Statement on Form S-4 (Registration No. 333-28523) filed with the Commission on June 5, 1997).

4.2 Third Supplemental Indenture, dated as of April 22, 1998, between the Company and the Trustee.

4.3       Action of Authorized Pricing Officers dated April 22, 1998.

4.4       Form of Fixed Rate Note.

4.5       Form of Floating Rate Note.

12.1      Computation of ratio of earnings to fixed charges.

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